American Beacon Large Cap Value Fund
AMR Class
American Beacon Small Cap Value Fund
AMR Class
Supplement dated November 1, 2010 to the
Prospectus dated March 1, 2010
as Amended May 4, 2010
The information below supplements the Prospectus dated March 1, 2010, as amended May 4, 2010, and is in addition to any other supplement(s):
Large Cap Value Fund
In the Portfolio Manager section under Metropolitan West Capital Management, LLC, Gary W. Lisenbee’s title is changed from “President” to “Chief Investment Officer”, Jeffrey Peck’s title is changed from “Research Analyst” to “Director of Research and Lead Strategist”, and Howard Gleicher is removed.
Large Cap Value Fund and Small Cap Value Fund
In the Sub-Advisors Section under Fund Management, the second paragraph of the section entitled Metropolitan West Capital Management, LLC is replaced in its entirety with the following:
Gary Lisenbee oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Lisenbee has served as Chief Executive Officer and Chief Investment Officer since October 2010. He previously served as President since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. In addition to Mr. Lisenbee, the Large Cap Value Fund’s investment team includes Jeffrey Peck, David M. Graham, and Jay Cunningham. Mr. Peck has served as Lead Strategist for the Large Cap Intrinsic Value strategy since October 2010 and Director of Research since March 2004 and has managed MetWest Capital’s portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Cunningham has served as Research Analyst since November 2005 and has managed MetWest Capital’s portion of the Large Cap Value Fund since May 2006. From August 2003 to November 2005, he was a Senior Analyst with Hibernia Southcoast Capital. From June 2001 through July 2003, he served as a Senior Analyst for AIM Investments.
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